UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2025
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RTX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilson Blvd.,	Arlington,	Virginia	22209
(Address of principal executive offices, including zip code)

(781)	522-3000
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its 2025 Annual Meeting of Shareowners on May 1, 2025. As of March 4, 2025, the record date for the meeting, 1,335,089,924 shares of Company common stock were issued and outstanding. A quorum of 1,185,960,406 shares of common stock was present or represented at the meeting. Set forth below are the final voting results for each of the matters submitted to a vote of the shareowners. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 10, 2025.
1)Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2026 Annual Meeting of Shareowners or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tracy A. Atkinson	1,025,732,129	13,152,313	1,649,565	145,426,399
Christopher T. Calio	1,003,763,910	35,090,464	1,679,633	145,426,399
Leanne G. Caret	1,025,256,809	12,836,219	2,440,979	145,426,399
Bernard A. Harris, Jr.	1,032,109,170	6,674,469	1,750,368	145,426,399
George R. Oliver	1,033,561,794	5,206,009	1,766,204	145,426,399
Ellen M. Pawlikowski	1,033,113,011	5,765,460	1,655,536	145,426,399
Denise L. Ramos	1,022,139,886	16,149,656	2,244,465	145,426,399
Fredric G. Reynolds	1,018,870,564	19,853,245	1,810,198	145,426,399
Brian C. Rogers	1,033,292,275	5,461,636	1,780,096	145,426,399
James A. Winnefeld, Jr.	1,022,861,398	15,896,252	1,776,357	145,426,399
Robert O. Work	971,620,268	67,037,878	1,875,861	145,426,399
2)    A proposal that shareowners approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
997,356,012	39,219,090	3,958,905	145,426,399
3)    A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as the Company’s Independent Auditor for 2025 until the next Annual Meeting in 2026. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions
1,139,331,887	44,419,896	2,208,623
4)    A shareowner proposal requesting a lobbying transparency report. The proposal was not approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
135,400,139	892,947,078	12,186,790	145,426,399

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTX CORPORATION
(Registrant)

Date: May 5, 2025	By:	/s/ Edward G. Perrault
Edward G. Perrault
Corporate Vice President & Secretary